EXHIBIT 99.1

                 Certification Pursuant to 18 U.S.C Section 1350
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of AngelCiti Entertainment, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Guttierez, Chief Executive Officer of the Company, and Dean Ward, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ George Guttierez
Dated: May 20, 2003                  -----------------------------------------
                                     George Guttierez, Chief Executive Officer



                                     /s/ Dean Ward
Dated: May 20, 2003                  ------------------------------------------
                                     Dean Ward, Chief Financial Officer